SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

      On April 28, 2004 the Registrant issued a News Release announcing the signing of an agreement to establish a joint venture in China.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	News Release issued by Milacron Inc. April 28, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

Date: April 29, 2004	By:	/s/Hugh C. O'Donnell

Hugh C. O'Donnell Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by Milacron Inc. on April 28, 2004.